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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

HYPERFEED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-13093 (Commission File Number)	36-3131704 (I.R.S Employer Identification No.)

300 South Wacker Drive, Suite 300
Chicago, Illinois 60606
(Address of principal executive offices)

(312) 913-2800
(Registrant's telephone number, including area code)

Item 9.    Regulation FD Disclosure.

        On August 12, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Jim R. Porter, the registrant's chief executive officer, and John E. Juska, the registrant's chief financial officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.
	By	/s/ JIM R. PORTER Jim R. Porter Chairman of the Board and Chief Executive Officer
Date: August 12, 2002

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  Item 9. Regulation FD Disclosure.
SIGNATURES